UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2017

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

On April 7, 2017, Wells Fargo & Company established a Medium-Term Note Program, Series Q, and a Subordinated Medium-Term Note Program, Series R. The purpose of this Current Report is to file with the Securities and Exchange Commission the Distribution Agreement and forms of Notes relating to such Programs.

(d)	Exhibits

1.1	Distribution Agreement dated April 7, 2017 between Wells Fargo & Company and the Agent named therein.
4.1	Form of Medium-Term Fixed Rate Note, Series Q.
4.2	Form of Medium-Term Floating Rate Note, Series Q.
4.3	Form of Subordinated Medium-Term Fixed Rate Note, Series R.
4.4	Form of Subordinated Medium-Term Floating Rate Note, Series R.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

	By:	/s/ Barbara S. Brett
DATED: April 7, 2017		Barbara S. Brett
Senior Vice President and Assistant Treasurer

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing

1.1	Distribution Agreement dated April 7, 2017 between Wells Fargo & Company and the Agent named therein.	Electronic Transmission

4.1	Form of Medium-Term Fixed Rate Note, Series Q.	Electronic Transmission

4.2	Form of Medium-Term Floating Rate Note, Series Q.	Electronic Transmission

4.3	Form of Subordinated Medium-Term Fixed Rate Note, Series R.	Electronic Transmission

4.4	Form of Subordinated Medium-Term Floating Rate Note, Series R.	Electronic Transmission

4